Safe Harbor

Safe Harbor for Forward-Looking Statements

This annual report contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The statements contained in this communication that are not purely historical are forward-looking statements. Forward-looking statements give the Company's current expectations or forecasts of future events. These forward-looking statements generally can be identified by the use of words such as "anticipate", "believe", "could", "estimate", "expect", "fore- cast", "goal", "hope", "may", "plan", "project", "will", and variations of such words and similar expressions. Such statements are subject to risks and uncertainties that are often difficult to predict and beyond the Company's control, and could cause the Company's results to differ materially from those described. These risks and uncertainties include, without limitation, changes in general industry or regional market conditions; changes in consumer and customer preferences for our products; our ability to be awarded new business; continued uncertainty in pricing negotiations with customers; loss of business from increased competition; customer bankruptcies or divestiture of customer brands; fluctuation in vehicle production schedules; changes in product mix; raw material shortages; higher raw material, fuel, energy and other costs; unfavorable fluctuations in currencies or interest rates in the regions in which we operate; costs or difficulties related to the integration of any new or acquired technologies and businesses; changes in regulatory conditions; warranty and recall claims and other litigation and customer reactions thereto; possible adverse results of pending or future litigation or infringement claims; negative impact of any governmental investigations and associated litigations including securities litigations relating to the conduct of our business. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law or the rules of the Nasdaq Global Select Market. Accordingly, any forward-looking statement should be read in conjunction with the additional information about risks and uncertainties identified under the heading "Risk Factors" in the Company's latest Form 10-K and Form 10-Q filed with the SEC.

©2015 Gentex Corporation

Gentex Corporation - Overview

- **Established:** 1974
- **Ownership:** GNTX – NASDQ Global Select Market
- **Operations:**
  - Headquarters & Manufacturing - Zeeland, MI
  - Sales & Logistics – England, France, Sweden, Germany, Japan, Korea, China
- **Products:**
  - Automotive Auto-Dimming Rearview Mirrors
  - Automotive Electronics
  - Dimmable Aircraft Windows
  - Fire Protection Devices
- **Employees:** 4,000+
- **Sales 2014:** $1.38 Billion
- **Mirrors Shipped 2014**: 31,079,818
- **Forecast 2015**: $1.47 - $1.54 Billion



$1,600,000,000
$1,400,000,000
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$0
1998
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2008
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2010
2011
2012
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2015
2015 FORECAST







GENTEX CORPORATION

©2015 Gentex Corporation

Corporate Milestones


1991: Outside Electro-Chromic Rearview Mirror
1997: Outside Convex and Aspheric Electro-Chromic Rearview Mirrors
Photobit
1998: Acquisition: CMOS Camera Technology from Photobit
2010: Dimmable Aircraft Windows
SMARTBEAM
2012: SmartBeam ADAS and Video Camera Systems
HomeLink
BY GENTEX CORPORATION
2013: Acquisition: HomeLink® from Johnson Controls
2014: Full Display Mirror and video camera systems
1980
1990
2000
2010
2020
1982: Inside Electro-Mechanical Rearview Mirror
1987: Inside Electro-Chromic Rearview Mirror
2000: HomeLink® license, Compass, Microphones, Interior Lighting, Telematics
SMARTBEAM
2004: SmartBeam® Lighting Assist Camera Systems
2006: Video Display Mirrors
REAR VISION SYSTEMS
ADAS FUNCTIONALITY
VIDEO DISPLAYS
TELEMATICS, MICROPHONES, LIGHTING, ETC.
MICRO-ELECTRONICS & VISION SYSTEMS
GLASS BENDING & COATING
ELECTRONICS, ELECTROCHROMICS, CHEMICAL DEVELOPMENT & SOFTWARE DESIGN
Technologies

©2015 Gentex Corporation

Global Auto-Dimming Application Rates


2001
9%
4%
IEC
OEC

$310MM Sales
39.3% Gross Margin
26.4% Operating Margin
21% Net Income


2014
25%
7%
IEC
OEC

$1,376MM Sales
39.2% Gross Margin
29.0% Operating Margin
21% Net Income

IEC – Interior Electrochromic (Auto-Dimming) Mirrors
OEC – Exterior Electrochromic (Auto-Dimming) Mirrors

Confidential | ©2015 Gentex Corporation

Performance Awards


"No one will buy a future innovation if they can't trust the quality of our products today." - Fred T. Bauer


GENTEX

BMW
- 2011 Innovation Award - SmartBeam

Fiat Chrysler
- 2011 Outstanding Performance Award
- Chrysler Platinum Pentastar Award
- Chrysler Gold Pentastar Award
- Global Supplier Award 2003 + 2005

Ford
- 2013 Technology Award – ADAS
- Total Quality Excellence
- Full Service Supplier Award
- Gold Star Award – Quality
- World Excellence Award

General Motors
- 2014 Supplier of the Year (16-time winner)
- 2008 GM Corporation of the Year
- Quality Excellence Award

Honda
- 2014 Excellence in Quality & Delivery Award
- 2013 Excellence in Value Award
- 2012 Excellence in Value Award

Hyundai/Kia
- 2013 Quality Excellence Award
- 2008 Supplier of the Year

Jaguar Land Rover
- 2013 Quality Excellence Award
- 2012 Quality Excellence Award

Nissan
- Zero Defect Award (4-time winner)
- 2010 Quality Master Award

PACE Awards (Automotive News/Ernst & Young)
- Six-time winner
- Three-time finalist

Subaru
- 2014 Sustainability Award
- 2013 Quality and Delivery Award
- 2013 Business Partnership Award
- 2013 Supplier Excellence Award

Toyota
- 2014 Diversity Award
- 2013 Excellence in Technology – SmartBeam
- Platinum Supplier Award
- Gold Award (5-time winner)

Volkswagen Group
- 2012 Volkswagen Group Award (Best Supplier)

Volvo
- 2013 Quality Excellence Award
- 2013 Business Partnership Award

Confidential | ©2015 Gentex Corporation

2015 Growth Driver – Inside Frameless Mirrors

- Mirrors as sophisticated as the technology they deploy
- All-new frameless designs




NE





©2015 Gentex Corporation

2015 Growth Driver – Outside Mirrors

- Curved Glass
  - Convex
  - Aspheric
  - Flat-to-Curve
- Turn Signals
- Blind Spot Warning Lights
- Approach Lighting


Auto-Dimming


Curved Glass


Turn Signals


Blind Spot


Approach Lighting

©2015 Gentex Corporation

2015 Growth Driver - HomeLink®

- Vehicle-to-Home Automation
  - Garage door openers
  - Security gates
  - Home lighting
  - Appliances and more

HomeLink.
BY GENTEX CORPORATION


Mirror


Overhea
d

Wide Variety of Integration Options



Accessory Module (Wired)



Accessory Module (Battery)


1
2

Knock-Out Module



All-New HomeLink V

GENTEX CORPORATION

©2015 Gentex Corporation

2015 Growth Driver – SmartBeam®

- Gentex-designed CMOS imagers, cameras, and software algorithms allow for customized ADAS
- Mirror-integrated for optimal performance and packaging
- New Gen 4 imager provides ADAS functionality:
  - Auto High Beam
  - Dynamic Forward Lighting
  - LED Matrix Beam
  - Fog Detection
  - Lane Detection
  - Object Detection





©2015 Gentex Corporation

Future Growth Driver – New Markets








BOEING

- Applying Gentex new products into new markets
  - Motorcycles
  - Agricultural vehicles
  - Powersports (ATVs, snowmobiles, etc.)
  - Lawn tractors

- Products/Technologies:
  - HomeLink®
  - SmartBeam®
  - Video Display and Camera Systems
  - Electronics and Electro-Chromics





©2015 Gentex Corporation

Future Growth Driver - Full Display Mirror



- Ideal for vehicles with limited rear visibility
- Dual modes:
  - Mirror Mode – operates as a standard auto-dimming mirror; fails safe
  - Display Mode – rear video display for optimal rear vision
- New Gentex-designed Gen 4 high dynamic range imager
  - Each pixel determines its own exposure
  - Ensures brightest and darkest areas of any given scene are clear and visible
- Custom camera integration options





GENTEX CORPORATION

©2015 Gentex Corporation

Upcoming Gentex IR Events

Call to Set Up a Meeting



EWPS
-WEF
GNTX

- *Gentex 2015 Annual Meeting Of Shareholders - Hudsonville, MI* — *May 21, 2015*
- *Craig Hallum Capital Investor Meetings - Boston, Toronto* — *June 22-24, 2015*
- *J. P. Morgan Auto Conference - New York* — *August 11-12, 2015*
- *Wells Fargo Securities Investor Meetings - Atlanta, Baltimore, Philadelphia* — *Sept. 9-13, 2015*
- *Gentex Investor & Analyst Meeting - Zeeland, MI* — *September 23, 2015*

GENTEX CORPORATION

©2015 Gentex Corporation